Exhibit 99.1
—FREMONT GENERAL ANNOUNCES THAT, IN CONNECTION WITH ONGOING REVIEWS AND PREPARATION OF ITS YEAR-END FINANCIAL STATEMENTS, ADDITIONAL RESERVES AND WRITE-DOWNS (OR ALTERNATIVELY, ADJUSTMENTS TO BANK SUBSIDIARY’S REGULATORY CAPITAL) ARE POSSIBLE, WHICH COULD ADVERSELY IMPACT COMPANY AND BANK SUBSIDIARY’S CAPITAL;
—TIMING OF COMPLETION OF ONGOING REVIEW AND DETERMINATION OF FINAL ADJUSTMENTS IS UNCERTAIN AND WILL CAUSE DELAY IN FILING OF FREMONT GENERAL’S 2007 ANNUAL REPORT ON FORM 10-K AND DELAY IN HOLDING PREVIOUSLY ANNOUNCED COMBINED 2007 AND 2008 ANNUAL MEETING OF SHAREHOLDERS;
—COMPANY WORKING WITH ITS INVESTMENT BANKING FIRMS, CREDIT SUISSE SECURITIES (USA), LLC (“CREDIT SUISSE”) AND SANDLER O’NEILL & PARTNERS, L.P. (“SANDLER O’NEILL”), TO EXPLORE STRATEGIC ALTERNATIVES, INCLUDING RAISING CAPITAL, RESTRUCTURING DEBT, AS WELL AS A POSSIBLE SALE OF THE COMPANY; AND
—COMPANY ANNOUNCES INTENTION TO DEFER INTEREST PAYMENTS ON ITS JUNIOR SUBORDINATED DEBENTURES AND RELATED 9% TRUST ORIGINATED PREFERRED SECURITIES ISSUED BY ITS TRUST SUBSIDIARY
     (BREA, CALIFORNIA) — February 28, 2008: Fremont General Corporation (“Fremont General” or the “Company”) (NYSE: FMT), doing business primarily through its wholly-owned bank subsidiary, Fremont Investment & Loan (“FIL” or the “Bank”), announced today that in connection with ongoing reviews and the Company’s preparation of its 2007 consolidated financial statements, which have not yet been completed, the Bank may need to record additional asset write-downs and reserves, which could result in further losses or, alternatively, will require the Bank to adjust downward its regulatory capital. In either case, such potential adjustments will further erode the Bank’s total equity capital of $448.6 million that was reported in the Bank’s Call Report publicly filed with the FDIC on January 30, 2008 for the year ended December 31, 2007. In addition, if the possible adjustments are ultimately recorded by the Bank, such adjustments could have an adverse effect on the Company’s financial condition, results of operations and business.
     Related to the foregoing, the Company’s independent auditors, Squar, Milner, Peterson, Miranda & Williamson, LLP, will be delayed in completing their audit of the Company’s consolidated financial statements for the year ended December 31, 2007, which will result in the Company delaying its filing of its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Annual Report”) with the U.S. Securities and Exchange Commission (“SEC”), which is due on February 29, 2008. The Company is not able to determine when it will be able to file its 2007 Annual Report with the SEC.

     Fremont General also has significant liquidity risk as a result of limited sources of cash available to satisfy its obligations. At December 31, 2007, Fremont General had $21.1 million in cash and cash equivalents for payment of ongoing operating expenses, debt service and inter-company settlements. Since March 2007 when the Company and the Bank first became subject to regulatory enforcement orders, the Company’s traditional source of funding (dividends from the Bank) has been disrupted. Without the ability to rely on dividends from the Bank, the Company will require funds from other capital sources to meet its obligations. Management’s plans to address the Company’s capital needs are discussed below.
     Also, as a result of the delay in filing its 2007 Annual Report, the Company will have to delay its combined 2007 and 2008 Annual Meeting of Shareholders (“Combined Annual Meeting”), which is currently scheduled to be held on April 16, 2008. Under the requirements of the New York Stock Exchange (“NYSE”), listed companies are required to hold an annual meeting of its shareholders during each fiscal year. In 2007, because of the regulatory enforcement orders and the related business restructurings undertaken by the Company and the Bank, the Company did not hold an Annual Meeting of Shareholders. The Company and the NYSE had previously agreed that the Company would be able to satisfy the NYSE annual shareholder meeting requirement by holding a Combined Annual Meeting of Shareholders that would cover both 2007 and 2008, provided such Combined Annual Meeting was held by April 30, 2008. If the Company is not able to timely file its 2007 Annual Report and is not able to hold the Combined Annual Meeting by April 30, 2008, the Company will need to engage the NYSE in further discussions. There can be no assurance that the Company’s failure to hold the Combined Annual Meeting by April 30, 2008 or the delay in filing the Company’s 2007 Annual Report would not lead the NYSE to consider the possible suspension or delisting from the NYSE of the Company’s common stock and its 9% Trust Originated Preferred Securities (the “Preferred Securities”).
     The Company, with each of Credit Suisse and Sandler O’Neill, is working to develop and implement strategic initiatives in an attempt to resolve the Company’s potential capital deficiencies. These initiatives include, but are not necessarily limited to, raising capital and restructuring the Company’s senior debt and Preferred Securities and soliciting indications of interest relating to a possible sale of the Company. The Company cannot give any assurance as to whether any of these efforts will be successful.
     As an initial step in its efforts to preserve capital, the Company announced today that the Company’s Board of Directors approved exercising the Company’s right to defer indefinitely, until further notice, the regularly scheduled quarterly interest payments on its 9% Junior Subordinated Debentures. Directly related thereto, Fremont General Financing I, a statutory business trust and trust subsidiary of the Company (the “Trust”), will defer distribution payments on its Preferred Securities, beginning with the distributions that would have otherwise been paid on March 31, 2008. The terms of the Trust and the underlying 9% Junior Subordinated Debentures held by the Trust permit the deferral of the distribution payments and the underlying interest payments for up to 20 consecutive quarters. The Preferred Securities are traded on the NYSE under the symbol “FMTPR.” Although this deferral will preserve cash at the Company, it is merely an initial step in a process, and will not be sufficient to solve the Company’s cash flow problems or the significant capital needs of the Company and the Bank.

About Fremont General
     Fremont General Corporation is a financial services holding company with $8.8 billion in total assets, at September 30, 2007. The Company is engaged in deposit gathering through a retail branch network located in the coastal and Central Valley regions of Southern California and residential real estate mortgage servicing through its wholly-owned bank subsidiary, Fremont Investment & Loan. FIL funds its operations primarily through deposit accounts sourced through its 22 retail banking branches which are insured up to the maximum legal limit by the Federal Deposit Insurance Corporation. To find out more about Fremont General, or to subscribe to the Company’s email alert feature for notification of Company news and events, please visit www.fremontgeneral.com.
     The Retail Banking Division of Fremont Investment & Loan continues to offer a variety of savings and money market products as well as certificates of deposits across its 22 branch network. Customer deposits remain fully insured by the FDIC up to at least $100,000 and retirement accounts remain insured separately up to an additional $250,000.
Regulatory Filings
     The Company’s periodic reports as filed with the SEC can be accessed at www.fremontgeneral.com and on the EDGAR section of the SEC’s website at www.sec.gov.
Forward-Looking Statements
     This news release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon current expectations and beliefs of the Company and its subsidiaries. These statements and the Company’s reported results herein are not guarantees of future performance or results and there can be no assurance that actual developments and economic performance will be those anticipated by the Company. Actual developments and/or results may differ significantly and adversely from historical results and those anticipated by the Company for the fiscal year ending December 31, 2008 as a result of various factors which are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, Quarterly Reports on Form 10-Q, and its reports on Form 8-K and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake to update or revise forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made, except as required under applicable securities laws.
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